UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2025

North Haven Private Income Fund LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01489	87-4562172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class S Units	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Wells Funding Facility

On September 12, 2025, PIF Financing SPV LLC (“PIF LLC”), a Delaware limited liability company and a wholly owned subsidiary of North Haven Private Income Fund LLC (the “Company”) and PIF Lending SPV LLC (the “Securitization Subsidiary”), a Delaware limited liability company, entered into an amendment (the “Fourth WF Amendment”) to that certain Loan and Servicing Agreement, initially dated as of June 29, 2022 (as amended, the “Wells Funding Facility”), by and among PIF LLC, as the borrower, the Securitization Subsidiary, as a securitization subsidiary, the Company, as the equityholder and servicer, State Street Bank and Trust Company, as collateral agent and as collateral custodian, Wells Fargo Bank, National Association, as administrative agent and swingline lender, and each of the conduit lenders, institutional lenders, and lender agents from time to time party thereto. The Fourth WF Amendment, among other things, (i) extends the reinvestment period to September 12, 2028 and maturity date to September 12, 2030, (ii) decreases the facility margin from 2.25% to 1.90% and (iii) provides for payment of certain fees. The other material terms of the Wells Funding Facility remain unchanged. Borrowings under the Wells Funding Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the 1940 Act.

The description above is only a summary of the material provisions of the Fourth WF Amendment and is qualified in its entirety by reference to the copy of the Fourth WF Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER

10.1*	Fourth Amendment to Loan and Servicing Agreement, dated as of September 12, 2025, by and among PIF Financing SPV LLC, as borrower, PIF Lending SPV LLC, as securitization subsidiary, the conduit lenders and institutional lenders from time to time party thereto, as lenders, the lender agents from time to time party thereto, as lender agents, Wells Fargo Bank, National Association, as administrative agent, and North Haven Private Income Fund LLC, as equityholder and servicer.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 12, 2025	NORTH HAVEN PRIVATE INCOME FUND LLC

	By:	/s/ Orit Mizrachi
	Name:	Orit Mizrachi
	Title:	Co-President and Chief Operating Officer